Use of judgements and estimates	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Use of judgements and estimates
Use of judgements and estimates
4.	Use of judgements and estimates

In preparing these interim condensed consolidated financial statements, management has made judgements and estimates that affect the application of accounting policies and the reported amounts of assets and liabilities, income, and expense. Actual results may differ from these estimates.

The significant judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty were the same as those described in the Group’s consolidated financial statements for the year ended December 31, 2021 except for as described below.

Warrants’ valuation

Upon completion of the Transaction on August 26, 2021, each outstanding warrant to purchase Kismet’s ordinary shares was converted into a warrant to acquire one ordinary share of the Company, at a price of US$ 11.50 per share. A total of 20,250,000 Kismet warrants were converted into 20,250,000 warrants of the Company, 13,500,000 of which are public and 6,750,000 of which are private.

The Company accounts for the warrants in its financial statements as a liability in accordance with IAS 32 — Financial Instruments: Presentation and IFRS 9 — Financial Instruments. The warrants are initially recorded at fair value and then revalued at each reporting date until exercised, with any change in fair value to be recognized in the interim condensed consolidated statement of profit or loss and other comprehensive income.

Management exercised judgement in applying Monte-Carlo simulation for the purpose of estimating fair value of Private Warrants and Public Warrants, as there is no active market. For the key assumptions of the model see Note 21.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in volatility. Below is the analysis of sensitivity to this parameter:

●	While other parameters remain constant, an increase of volatility by 10% would increase the fair value of public and private warrants as at March 31, 2022 by 2,758.
●	While other parameters remain constant, a decrease of volatility by 10% would decrease the fair value of public and private warrants as at March 31, 2022 by 2,192.

Key assumption of share price in the model is starting share price which is estimated based on the two approaches (see Note 21). Another key assumption of risk-free rate is a static parameter as of date derived from Bloomberg system applied without modifications.

Below is the analysis of sensitivity to the starting share price parameter:

●	While other parameters remain constant, an increase of starting share price by 10% would increase the fair value of public and private warrants as at March 31, 2022 by 3,421.
●	While other parameters remain constant, a decrease of starting share price by 10% would decrease the fair value of public and private warrants as at March 31, 2022 by 2,623.

Measurement of the financial instruments issued as part of the investments in equity accounted associates

Valuation of the financial instruments arose in the result of investments into equity associates during the reporting period which included sellers and founders earn-outs, call and put options of Nexters Inc. and respective shareholders as per shareholders’ and share purchase agreements.

Valuation of the financial instruments is based on achievement by the equity accounted associates of performance targets such as Net bookings and EBITDA over certain agreed periods of time. In order to estimate achievement of such performance targets management utilized Monte-Carlo simulations over the agreed periods and projected various outcomes for each performance target based on the underlying management assumptions of the investees’ future business growth. Management determined the fair values of the financial instruments based on outputs provided by those Monte-Carlo simulations.

In order to estimate achievement of performance targets agreed for valuation of financial instruments (see Note 3 and 15) management applied the following assumptions:

●	Assumption of target pay back on marketing investments in customer acquisition applied to the projected periods. This assumption is based on the historical effectiveness of marketing expenses with Hero Wars game and management applied adjustment related to uncertainty of the games being new.
●	Assumption of Discount rate based on weighted average cost of capital (WACC) of Nexters Inc., which was adjusted to account for the specific risks of investees.
●	Assumption of valuation of investees based on multiples of Enterprise Value to Net bookings and Enterprise Value to Investor’s consolidated management EBITDA based on publicly traded peers from gaming industry.
●	Assumption of Standard deviation (Sigma parameter of GBM distribution) of marketing expenditure incurred in order to generate bookings over the projected period of time with bookings benchmarked against historic performance of the same genre games in the gaming industry and implying certain Failure rate for such games.

Due to the fact, that stochastic generated marketing costs are mainly dependent from sigma parameter of GBM distribution, sigma was used in sensitivity tests to determine change in fair value of financial instruments with the change of marketing costs.

The analysis of sensitivity to the key parameters of financial model in MX Capital Ltd are presented below:

●	While other parameters remain constant, an increase of target pay back on marketing investments by 30 days would decrease the fair value of founders earn-outs, sellers earn-outs, call and put options of MX Capital Ltd as at March 31, 2022 by 676, 499, 385 and 2 consequently.
●	While other parameters remain constant, a decrease of target pay back on marketing investments by 30 days would increase the fair value of founders earn-outs, sellers earn-outs and call option of MX Capital Ltd as at March 31, 2022 by 1,168, 301 and 268 and decrease the fair value of put option by 66.
●	While other parameters remain constant, an increase of WACC by 3 percentage points would decrease the fair value of founders earn-outs, sellers earn-outs, call and put options of MX Capital Ltd as at March 31, 2022 by 525, 878, 501 and 42 consequently.
●	While other parameters remain constant, a decrease of WACC by 3 percentage points would increase the fair value of founders earn-outs, sellers earn-outs and call and put options of MX Capital Ltd as at March 31, 2022 by 485, 800, 412 and 33 consequently.
●	While other parameters remain constant, an increase of multiples by 5% would increase the fair value of call option of MX Capital Ltd as at March 31, 2022 by 2,573 and decrease the fair value of put option by 49.
●	While other parameters remain constant, a decrease of multiples by 5% would increase the fair value of put option of MX Capital Ltd as at March 31, 2022 by 141 and decrease the fair value of call option by 2,042.
●	While other parameters remain constant, an increase of sigma by 0.03 would increase the fair value of put option of MX Capital Ltd as at March 31, 2022 by 197 and decrease the fair value of founders earn-outs, sellers earn-outs and call option by 254, 684 and 548 consequently.
●	While other parameters remain constant, a decrease of sigma by 0.03 would increase the fair value of founders earn-outs, sellers earn-outs and call option of MX Capital Ltd as at March 31, 2022 by 127, 675 and 562 and decrease the fair value of put option by 202.

The analysis of sensitivity to the key parameters of financial model in Castcrown Ltd are presented below:

●	While other parameters remain constant, an increase of target pay back on marketing investments by 30 days would decrease the fair value of call option of Castcrown Ltd as at March 31, 2022 by 419.
●	While other parameters remain constant, a decrease of target pay back on marketing investments by 30 days would increase the fair value of call option of Castcrown Ltd as at March 31, 2022 by 826.
●	While other parameters remain constant, an increase of WACC by 3 percentage points would decrease the fair value of call option of Castcrown Ltd as at March 31, 2022 by 747.
●	While other parameters remain constant, a decrease of WACC by 3 percentage points would increase the fair value of call option of Castcrown Ltd as at March 31, 2022 by 651.
●	While other parameters remain constant, an increase of multiples by 5% would increase the fair value of call option of Castcrown Ltd as at March 31, 2022 by 516.
●	While other parameters remain constant, a decrease of multiples by 5% would decrease the fair value of call option of Castcrown Ltd as at March 31, 2022 by 185.
●	While other parameters remain constant, an increase of sigma by 0.04 would decrease the fair value of call option of Castcrown Ltd as at March 31, 2022 by 712.
●	While other parameters remain constant, a decrease of sigma by 0.04 would increase the fair value of call option of Castcrown Ltd as at March 31, 2022 by 588.

Measurement of the intangible assets recognized at the business combination

Management has assessed fair value of the assets acquired and liabilities assumed in the acquisition of Lightmap Ltd. Management used the relief-from royalty method under the income approach to measure the fair value of the intangible assets acquired. The intangible assets acquired mainly include IP rights, trademark, domain name and R&D.

The relief-from-royalty method measures the fair value of intangible assets using assumptions about what would it cost for a market participant to use the acquired intangible asset if another entity owned it. This technique is appropriate only if the highest and best use of the asset is to use it actively in the market. As a result of owning the asset, a market participant is relieved from making royalty payments that might otherwise be required. This method includes assumptions about the stream of payments that would be required, usually in the form of royalties, to another party for the right to use the asset. The fair value of the intangible asset is measured as the discounted stream of payments from which the acquiring entity is relieved because it owns the asset.

Management believes that the ‘relief-from-royalty method’ is the most appropriate method for the valuation of the intangible assets, as it minimizes the unobservable inputs. The highest and best use of main game of Gracevale Ltd is to use it actively in the market and earn revenue from in-app purchases and advertising. The fair value of the game can be measured as the discounted stream of royalty payments from which Nexters Inc. is relieved because it owns the asset. The following assumptions were used to measure the fair value of the intangible assets:

●	A specific pre-tax discount rate, which is based on the WACC of Nexters Inc. amounting to 13% and additional 3% to reflect the investee-specific risks. The Nexters Inc.’s WACC is based on the rate of 10-year treasury bonds issued by the government in the US market and in the same currency as the cash flows, adjusted for a risk premium to reflect both the increased risk of investing in equities generally and the systematic risk of the specific CGU;
●	A useful life of the game was assumed to be four years, as the game has reached its maturity stage.
●	Royalty rate of 26% was used being the median of the arm’s length royalty rate ranges observed in the market from 19% to 40%.
●	Projected gross booking based on the financial models’ base forecast including failure rate of 21.05%, based on on AppMagic historical data of the games having the same genre and comparable size. Failure event is a descend of the net bookings for 20% for two consecutive years. This event means that Company was unable to find marketing strategy to scale the business.

Measurement of the tax uncertainties of the acquired companies

Accounting for the tax uncertainties involves a significant judgement in respect of both assessment of the probability of the realization of the tax uncertainties and quantification of the tax uncertainties.

The Group recognized the tax uncertainties by applying 75% probability to the tax uncertainties considered to be probable and 30% to the tax uncertainties considered to be possible. For the more details on the amounts of tax risks see Note 12, 15 and 20, depending on the nature of the risk.

Seasonality

Our business experiences the effects of seasonality. We usually experience certain decreases in the efficiency of our marketing and user acquisition towards the end of the year as a result of competition for the same users from retail advertising campaigns during Halloween, Thanksgiving and Christmas as well as during summer months due to the decrease in time spent online by our players during the summer vacation season. We typically benefit from the increased efficiency in this respect during the first quarter of each year. To address seasonality, our strategy is to (i) decrease the intensity of our user acquisition and marketing campaigns in summer and towards the end of the year; (ii) only utilize those channels and instruments that we believe are less saturated with the competing marketing campaigns; and (iii) increase the intensity of our user acquisition and marketing activities in the first quarter of each year.

Correction of errors — comparative period

During the preparation of the consolidated financial statements for 2021, management identified several errors, which were disclosed in the respective note.

They related to the inconsistencies in calculation of the withholding taxes in Brazil and Taiwan, Japan, deferred revenue and complex share options for the periods ended on December 31, 2020 and 2019.

4.   Accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the reporting dates and the reported amounts of revenues and expenses during the reporting periods. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Key areas of estimation uncertainty and critical judgments

Key judgements and estimates reflected in the Group’s financial statements include:

●	Categorization of in-game purchases between durable and consumable and determination of their periods of usage;
●	Estimation of the average playing period of the paying users and estimation of the remaining lifespan of the games;
●	Measurement of cost associated with share-based payments;
●	Uncertain positions over taxes;
●	Measurement of share warrant obligation.

In the process of applying the Group’s accounting policies, management has made the following judgements, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

Revenue recognition

The approach to in-game purchases, consumable and durable items

The satisfaction of our performance obligation is dependent on the nature of the virtual item purchased and as a result, we categorize our virtual items as either consumable or durable.

●	Consumable virtual items represent items that can be consumed by a specific player action. They can, for example, instantly refill certain stats like mana or health points or be used to skip cooldowns. Common characteristics of consumable virtual items are that they are no longer displayed on the player’s game board after a short period of time (usually within few days since the date of purchase), do not provide the player any continuing benefit following consumption (they cannot be used to improve the character), and often enable a player to perform an in-game action immediately. For the sale of consumable virtual items, we recognize revenue at a point in time.
●	Durable virtual items represent items that enhance player’s character or game inventory set over a certain period of time (e.g. that increase player hero’s power in Hero Wars game or enhance an island’s buildings in our Island Experiment game). These items are accessible to the player over an extended period of time or can be exchanged or used for obtaining different items or levels in the games, which in turn are associated with the players character for an extended period of time (e.g. “stars” influencing the specific hero power in the game). Considering the complexity of the gameplay, great variety of in-game items and different behavioral patterns of players on different levels of character development, it is impracticable to estimate the useful life of in-game items. Therefore, we recognize the revenue from the sale of durable virtual items rateably over the average playing period of players for the applicable game (player’s lifespan), which represents our best estimate of the average life of the durable virtual item. We use this approach for substantially all of our revenue.

To separately account for consumable and durable virtual items, the Company specifically identifies each purchase for the majority of virtual items purchased on the third-party platforms. For the remaining population, the Company estimates the amount of consumable and durable virtual items based on data from specifically identified purchases and the expected behavior of the users.

Estimate of players lifespan

Since January 1, 2020 we determine the estimated weighted average playing period of payers by game on a quarterly basis (on an annual basis in 2019), beginning at the time of a payer’s first purchase in the respective game and ending on a date when that paying player is deemed to be no longer playing. To determine when paying players are no longer playing a given game, we analyse the entire population of payers who made in-game payments in the relevant periods and determine whether each payer is an active or inactive player as at the date of our analysis. To determine which payers are inactive, we analyse the dates that each payer last logged into that game. We determine a player to be inactive once they have reached a period of inactivity for which it is probable that they will not return to a specific game. We use judgment to set a minimum period of inactivity to distinguish between active users and those that are deemed inactive at the date of evaluation which is currently determined as 30 days after last login date for the majority of platforms/games. Based on the actual expired lifespans and projection for active players, we then project an average expected lifespan term of the population.

We use a statistical estimation model to arrive at the average playing period of the paying users for each platform. As at December 31, 2021, 2020 and 2019 player lifespan for Hero Wars averages 25, 23 and 17 months respectively.

The estimated player lifespan in our other games as at December 31, 2021, 2020 and 2019 averages 25 months, 34 months and 27 respectively.

Had there been no change in the estimated players lifespans as at December 31, 2021 as compared to December 31, 2020, the revenue for the year ended December 31, 2021 would have been higher by an amount of 32,330 and the profit before tax for the year ended December 31, 2021 (also taking into consideration the effects of estimated players lifespans on platform commissions) would have been higher by an amount of 23,702.

In our core game Hero Wars a significant portion of our revenues is produced by a relatively low percentage of our users, which pay substantially higher dollar amounts for in-game virtual items as compared to the average payment per user and tend to have substantially longer playing periods as compared with average playing periods for the entire population. Moreover, the average playing periods differ substantially among different platforms, through which we distribute our games. To account for these aspects, we estimate the average playing periods separately for each platform as soon as we have the indicators that the average playing periods for a particular platform may differ from the average periods for other platforms and adjust the average playing periods by assigning greater weight to higher spending payers versus average payers in the population. We use regression analysis and the Kaplan-Meyer survival model to arrive at the average playing period of the paying users for each platform.

Key factors of estimation uncertainty

We expect that in future periods, there may be changes in the mix of consumable and durable virtual items offered and sold, reduced virtual item sales in certain existing games, changes in estimates of the average playing period of payers and/or changes in our ability to make such estimates. When such changes occur, and in particular if more of our revenue in any period is derived from durable virtual items or the estimated average playing period of payers increases on average, the amount of revenue that we recognize in a current or future period may be reduced, perhaps significantly. Conversely, if the estimated average playing period of payers decreases on average, the amount of revenue that we recognize in a current or future period may be accelerated, perhaps significantly, and we would disclose the effects of such changes in our consolidated financial statements.

The length of the lifespan depends on the players’ behaviours which vary across different game titles and across different platforms, where lifespans for social type platforms tend to be longer than for mobile platforms. The length of the lifespans may also depend on the maturity of the game title and our ability to allocate necessary financial and intellectual resources to implement relevant strategies for player attraction and retention.

When a new game is launched and only a limited period of payer data is available for our analysis, then we need to consider other factors to determine the estimated average playing period of payers, such as the estimated average playing period of payers for our other game titles with similar characteristics and review of externally available information, including industry peers.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in proportion between durable and consumable items and to change in estimated player’s lifespan. Below is the analysis of sensitivity to these parameters:

●	While other parameters remain constant, an increase of the share of durable items in total payments by 10% would decrease reported revenues for 2021 and respectively increase deferred revenue balance as at December 31, 2021 by 32,253.
●	While other parameters remain constant, a decrease of the share of durable items in total payments by 10% would increase reported revenues for 2021 and respectively decrease deferred revenue balance as at December 31, 2021 by 32,279.
●	While other parameters remain constant, an increase/decrease of the share of consumable items in total payments by 10% would increase/decrease reported revenues for 2021 and respectively decrease/increase deferred revenue balance as at December 31, 2021 by 7,872.
●	While other parameters remain constant, an increase in the estimated lifespans applied in 2021 by 10% would decrease reported revenues for 2021 and respectively increase deferred revenue balance as at December 31, 2021 by 28,982.
●	While other parameters remain constant, a decrease in the estimated lifespans applied in 2021 by 10% would increase reported revenues for 2021 and respectively decrease deferred revenue balance as at December 31, 2021 by 32,268.

Platform Commissions

Platforms retain platform commissions and fees on each purchase made by the paying players through the platform. As revenues from sales of virtual items to paying players through the platform are deferred, the related platform commissions and fees are also deferred on the consolidated statement of financial position. The deferred platform commissions are recognized in the consolidated statement of profit or loss and other comprehensive income in the period in which the related sales of virtual items are recognized as revenue.

Measurement of cost associated with share-based payments

Share-based payments included expenses incurred under share options granted in 2021 and earlier. See also Note 29 below for more details.

Management estimates the fair value of certain share options at the date of grant using the Black-Scholes-Merton pricing model. The fair value of complex share options granted in 2019 was calculated as fair value of 100% share capital of Company (Equity Value — “EV”) at grant date adjusted for the discount for lack of marketability (DLOM) and multiplied by the respective share of ownership of the respective tranche. The EV was estimated based on comparable companies’ EV/OCI multiples. Monte-Carlo Simulation method was used to estimate the probability of meeting the non-market performance conditions, which was used for determination of the number of instruments expected to vest.

The amount of expense is sensitive to the number of awards, which are expected to vest, taking into account estimated forfeitures. Below is the discussion of each of these estimates:

Assumptions used in Black-Scholes-Merton model

Expected life

The Company does not have sufficiently long history to determine the time the option holders will hold the options. Therefore, for the options granted in 2019 and earlier the Company used the expected term as the contractual term of each option tranche for stock option plan. For the options granted in 2020 the Company determined the expected term based on the expected dates of certain events, which influence the vesting of the options. For the options granted in 2021 the Company determined the expected term based on the average of vesting and expiration dates.

Expected volatility

Since the Company’s shares have a short trading history, there is no extensive data on the Company’s share price volatility. The volatility for options valuation was defined based on the historical volatility of comparable public companies in a similar industry over a period, which approximates the expected life of option tranches.

Risk-free interest rates

Risk-free interest rates are based on the implied yield currently available in the US treasury bonds with a remaining term approximating the expected life of the option award being valued.

Expected dividend yield

The Group set a dividend yield based on historical payout and management’s best expectation for dividends distribution.

Fair value of the underlying shares

The fair value of the underlying shares before the Transaction was estimated on the basis of valuations of its peer group companies at the date or intended share price for the transaction described in Note 29, which approximates the date of grant, adjusted for the lack of marketability of the Company’s shares if required. The peer group companies were determined based on several factors including, but not limited to industry (primarily gaming companies), similar size and availability of the financial information.

The fair value of the Company’s underlying shares after the Transaction is determined based on its market price at the grant date.

Estimated forfeitures

Management used a forfeiture rate of zero as there is no history of attrition among key personnel and management at the dates of share option grants. Subsequently, if the actual forfeiture rate is higher, the actual amount of related expense will become lower.

Assumptions used in Monte-Carlo simulation

Vesting of the complex options granted in 2019 was tied to reaching certain net income targets. Estimated future net income is determined using an expected equity value and Price/Earnings multiple based on peer historical data. Expected equity value is modelled using Monte-Carlo simulation based on the assumptions of price change in line with Geometric Brownian Motion (GBM). The model runs simulations to define the equity value for the given contractual term, based on input parameters (see below). Based on simulation results target net income is defined through a proxy indicator (net income to equity value based on peer historical data). The expected payout is calculated based on results of future net income estimation and performance condition for each simulation separately. The proportionate share of all dividends distributed during the option’s exercise period are included in the total payout calculation. The amount of simulations performed were 10,000.

The assumptions used to setup the model are as follows:

●	The relation of net income to equity value is defined through proxy net income indicator;
●	Dividends accrued and paid are continuous;
●	Risk-free return rate is continuous;
●	Equity value is modelled through GBM and risk-neutral valuation.

Dividend protection feature

The dividend protection feature included into certain option agreements is accrued if it considered likely to be effected based on the management’s best estimate as of the reporting date.

Accounting treatment of share-based payments where the Group has a choice to settle in cash or equity

The Group determines the accounting treatment of the options based on whether the Group has a present obligation to settle in cash or equity.

Modifications may sometimes alter its manner of settlement; as a result, a share-based payment that was classified as equity settled at grant-date may be modified to become cash-settled, or vice versa. IFRS 2 contains guidance on accounting for modifications that result in a change from cash-settled to equity-settled but no explicit guidance on the accounting for modifications that result in a change from equity-settled to cash-settled. The modification-date fair value of the original share-based payment may increase, decrease or remain equal compared with its grant-date fair value. In addition, the terms of the modified share-based payment may grant incremental fair value to its recipient.

Change from cash-settled to equity-settled arising from modification

A change from cash-settled to equity-settled arising from a modification would occur if, for example, a new equity-settled share-based payment arrangement is identified as a replacement of a cash-settled share-based payment arrangement. At the modification date the Group:

●	derecognises the liability for the cash-settled share-based payment;
●	measures the equity-settled share-based payment at its fair value as at the modification date and recognises in equity that fair value to the extent that the services have been rendered up to that date; and
●	immediately recognises in profit or loss the difference between the carrying amount of the liability and the amount recognised in equity.

Determination of the indirect and withholding taxes

The Group disclosed possible and accrued probable risks in respect on uncertain tax positions. Management estimates the amount of risk based on its interpretation of the relevant legislation, in accordance with the current industry practice and in conformity with its estimation of probability, which require considerable judgment.

For the purpose of accounting treatment of withholding taxes, management performs analysis to determine if a levy is in scope of IAS 12.

Because taxable profit is determined in accordance with rules established by tax authorities, it is not necessarily the same as accounting profit.

Measurement of share warrant obligation

Upon completion of the Transaction on August 26, 2021, each outstanding warrant to purchase Kismet’s ordinary shares was converted into a warrant to acquire one ordinary share of the Company, at a price of US$ 11.50 per share. A total of 20,250,000 Kismet warrants were converted into 20,250,000 warrants of the Company, 13,500,000 of which are public and 6,750,000 of which are private.

The Company accounts for the warrants in its financial statements as liability in accordance with IAS 32 — Financial Instruments: Presentation and IFRS 9 — Financial Instruments. The warrants are initially recorded at fair value and then revalued at each reporting date until exercised, with any change in fair value to be recognized in the statement of profit or loss and other comprehensive income.

The fair value of Public Warrants, which are traded in active market is measured based on the quoted market prices.

Management exercised judgement in applying Monte-Carlo simulation for the purpose of estimating fair value of Private Warrants disclosed in the Note 24. One of the key inputs significantly impacting the derived fair value is the Company’s share price quote on Nasdaq. Based on management’s assessment, the share price quote should be used as an input to the model without any adjustments. For the key assumptions of the model see Note 24.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in volatility. Below is the analysis of sensitivity to this parameter:

●	While other parameters remain constant, an increase of volatility by 10% would increase the fair value of private warrants as at December 31, 2021 by 1,334.
●	While other parameters remain constant, a decrease of volatility by 10% would decrease the fair value of private warrants as at December 31, 2021 by 1,366.

Key assumption of share price in the model is independent market input applied without modifications. Another key assumption of risk-free rate is a static parameter as of date derived from Bloomberg system applied without modifications.

Other areas of estimation uncertainty and judgments

Other judgements and estimates reflected in the Group’s financial statements include, but are not limited to:

●	Recoverability of deferred tax assets;
●	ECL measurement;
●	Software development costs and recognition of internally built software.

In the process of applying the Group’s accounting policies, management has made the following judgements, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

Recoverability of deferred tax assets

The utilization of deferred tax assets will depend on whether it is probable to generate sufficient taxable income against which the deductible temporary differences can be utilized. Various factors are used to assess the probability of the future utilization of deferred tax assets, including past operating results, operational plans, expiration of tax losses carried forward, and tax planning strategies.

ECL measurement

The Group records an allowance for ECLs for all receivables and other debt financial assets not held at fair value through profit or loss (“FVPL”). The ECL allowance is based on the credit losses expected to arise over the life of the asset (the lifetime expected credit loss or LTECL) for Trade and other receivables. The LTECL is also used for other financial assets, unless there has been no significant increase in credit risk since origination, in which case, the allowance is based on the 12 months’ expected credit loss (12-month ECL). The 12-month ECL is the portion of LTECL that represent the ECLs that result from default events on a financial instrument that are possible within the 12 months after the reporting date. Both LTECL and 12mECL are calculated on either an individual basis or a collective basis, depending on the nature of the underlying portfolio of financial instruments.

ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive. The shortfall is then discounted at an approximation to the asset’s original effective interest rate. The mechanics of the ECL calculations are outlined below and the key elements are as follows:

●	PD The Probability of Default is an estimate of the likelihood of default over a given time horizon. A default may only happen at a certain time over the assessed period, if the facility has not been previously derecognized and is still in the portfolio.
●	EAD The Exposure at Default is an estimate of the exposure at a future default date, taking into account expected changes in the exposure after the reporting date, including repayments of principal and interest, whether scheduled by contract or otherwise, expected drawdowns on committed facilities, and accrued interest from missed payments.
●	LGD The Loss Given Default is an estimate of the loss arising in the case where a default occurs at a given time. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive, including from the realization of any collateral. It is usually expressed as a percentage of the EAD.

The Group has established a policy to perform an assessment, at the end of each reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by considering the change in the risk of default occurring over the remaining life of the financial instrument.

In all cases, the Group considers that there has been a significant increase in credit risk when contractual payments are more than 30 days past due. The Group considers a financial asset in default when contractual payment are 90 days past due. However, in certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Group.

Software development costs

Our development teams, which develop the online games, follow an agile development process, whereas the preliminary project stage remains ongoing until just prior to worldwide launch of the game, at which time final feature selection occurs. As such, the development costs in respect of online games are expensed as incurred in our consolidated statement of profit or loss and other comprehensive income. We did not capitalize any online games development costs during the years ended December 31, 2021, 2020 and 2019.

Development expenditures in respect of the software for the internal use are recognized as an intangible asset when the Group can demonstrate the technical and commercial feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during development. We did not capitalize any software development costs during the years ended December 31, 2021, 2020 and 2019.

Correction of errors

During the first quarter of 2021, the Group identified an error related to the calculation of withholding tax in Brazil and Taiwan. Consequently, as at and for the year ended December 31, 2020, the correction of the errors resulted in an increase in Revenue from sales of virtual goods of 463 (Taiwan withholding tax) and an increase in Corporate income tax expense by 844 (Taiwan and Brazil withholding tax) with the respective increase in Tax liabilities by 289 and the decrease of Trade and other payables by 97 and Trade and other receivables by 189.

During the third quarter of 2021, the Group identified an error related to the calculation of withholding tax in Japan for the periods ended on December 31, 2020 and earlier. Effective October 1, 2015, business-to-consumer (“B2C”) sales of electronically supplied services (“ESS”) provided to recipients in Japan are subject to Japanese Consumption Tax (“JCT”). Based on the updated estimation the Group’s tax obligation should be determined as 10/110% of Gross Sales of the Group in Japan in the reporting period if Gross Sales for two years before the reporting period exceeded 10,000,000 JPY. As such, sales starting 2021 are subject to taxation as the threshold of 10,000,000 JPY as per JCT was exceeded in the year 2019. However, as at December 31, 2020 it was considered that all the gross bookings in the jurisdiction should be taxed, thus, tax obligation was accrued on those sales.

The Management of the Company retrospectively corrected the liability previously accrued as at December 31, 2020 in the amount of 1,999. Consequently, as at and for the year ended December 31, 2020, the correction of the errors resulted in an increase in Revenue from sales of virtual goods of 913 and a decrease in Platform commission expense by 25 with the respective decrease of Trade and other payables by 1,999, in an increase to Long-term deferred revenue by 235, Deferred revenue by 851 and Long-term deferred platform commission fees by 25.

During the fourth quarter of 2021 management identified an error related to the calculation of complex share-based options for the periods ended on December 31, 2020 and 2019. Management used Monte-Carlo simulation to determine the fair value of the options and incorrectly included the probability of meeting the non-market performance conditions, which contradicts the IFRS 2 Share-based payments. Based on the corrected calculation the Group’s Other reserves increased by 1,976 and 1,819 respectively and the Group’s Game operation cost and General and administrative expenses each increased by 988 and 910 respectively. In addition, as a result of the correction, some tranches became unlikely to vest and so the dividend entitlement feature for the year ended December 31, 2020 was not accrued, which resulted in decrease in Trade and other payables by 289 with the same increase in Accumulated deficit for the above stated comparative period.